                                                                    EXHIBIT 2.2


                               ESCROW  AGREEMENT

                                (EARNEST MONEY)


                 THIS ESCROW AGREEMENT (as the same may from time to time be amended or modified and including any and all written instructions given to "Escrow Agent" (hereinafter defined) pursuant hereto, this "Escrow Agreement") is made and entered into as of October 31, 1995 by and among Southern Mineral Corporation, a Nevada Corporation ("Buyer"), and Stone & Webster Incorporated, a Delaware corporation, and Stone & Webster Oil Company, Inc., a Texas corporation ("Seller", and together with Buyer, sometimes referred to collectively as the "Other Parties"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association with its principal offices in Houston, Harris County, Texas (the "Bank").

                             W I T N E S S E T H :

                 WHEREAS, in connection with certain matters described in Exhibit A attached hereto, Seller has requested that Buyer deposit, and Buyer has agreed to deposit, a certain cash sum in an escrow fund to be maintained pursuant to this Escrow Agreement; and

                 WHEREAS, Buyer and Seller have requested Bank to act in the capacity of escrow agent under this Escrow Agreement, and Bank, subject to the terms and provisions hereof, has agreed so to do;

                 NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                 1. Appointment of Escrow Agent. Each of Buyer and Seller hereby appoints the Bank as the escrow agent under this Escrow Agreement (the Bank in such capacity, the "Escrow Agent"), and Escrow Agent hereby accepts such appointment.

                 2. Deposit. Upon execution of this Escrow Agreement, Buyer will deliver to the Escrow Agent the sum of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) (as said amount may increase or decrease as a result of the investment and reinvestment thereof and as said amount may be reduced by charges thereto and payments and setoffs therefrom to compensate or reimburse Escrow Agent for amounts owing to it pursuant hereto, the "Deposit") to be held by Escrow Agent in accordance with the terms hereof. Subject to and in accordance with the terms and conditions hereof, Escrow Agent agrees that it shall receive, hold in escrow, invest and reinvest and release or distribute the Deposit. It is hereby expressly stipulated and agreed that all interest and other earnings on the Deposit shall become a part of the Deposit for all purposes, and that all losses resulting from the investment or reinvestment thereof from time to time and all amounts charged thereto to compensate or reimburse the Escrow Agent from time to time for amounts owing to it hereunder shall from the time of such loss or charge no longer constitute part of the Deposit.

                 3. Investment of the Deposit. Escrow Agent shall invest and reinvest the Deposit in the manner determined by Escrow Agent, unless otherwise instructed in writing by the Other Parties. Such written instructions, if any, referred to in the foregoing sentence shall specify the type and identity of the investments to be purchased and/or sold and shall also include the name of the broker-dealer, if any, which Other Parties direct the Escrow Agent to use in respect of such investment, any particular settlement procedures required, if any (which settlement procedures shall be consistent with industry standards and practices), and such other information as Escrow Agent may require. Escrow Agent shall not be liable for failure to invest or reinvest funds absent sufficient written direction. Unless Escrow Agent is otherwise directed in such written instructions, Escrow Agent may use a broker-dealer of its own selection, including a broker-dealer owned by or affiliated with Escrow Agent or any of its affiliates. It is expressly agreed and understood by the parties hereto that Escrow Agent shall not in any way whatsoever be liable for losses on any investments, including, but not limited to, losses from market risks due to premature liquidation or resulting from other actions taken pursuant to this Escrow Agreement.

                 Receipt, investment and reinvestment of the Deposit shall be confirmed by Escrow Agent as soon as practicable by account statement, and any discrepancies in any such account statement shall be noted by the Other Parties to Escrow Agent within 30 calendar days after receipt thereof. Failure to inform Escrow Agent in writing of any discrepancies in any such account statement within said 30-day period shall conclusively be deemed confirmation of such account statement in its entirety. For purposes of this paragraph, (a) each account statement shall be deemed to have been received by the party to whom directed on the earlier to occur of (i) actual receipt thereof and (ii) three "Business Days" (hereinafter defined) after the deposit thereof in the United States Mail, postage prepaid and (b) the term "Business Day" shall mean any day of the year, excluding Saturday, Sunday and any other day on which national banks are required or authorized to close in Houston, Texas.

                 4. Disbursement of Deposit. Escrow Agent is hereby authorized to make disbursements of the Deposit only as follows:

                 (a) To Sellers pursuant to the Closing of the Purchase and Sale Agreement identified in Exhibit A attached hereto.

                 (b) To Sellers in the event of termination by Sellers under Section 12.a of the Purchase and Sale Agreement.

                 (c) To Sellers, upon failure to Buyer to pay or tender the Sales Price at the Closing, upon certification of Buyer's such default pursuant to Section 18 of the Purchase and Sale Agreement.

                 (d)      Otherwise to Buyer.

                 (e) The foregoing disbursements shall be made upon receipt of written instructions signed by both Buyer and Seller and otherwise in form and substance satisfactory to Escrow Agent, in accordance with such instruction.

                 (f)      As permitted by this Escrow Agreement, to Escrow
         Agent.

                 (g) Into the registry of the court in accordance with Sections 8 or 15 hereof.

Notwithstanding anything contained herein or elsewhere to the contrary, the Other Parties hereby expressly agree that the Escrow Agent shall be entitled to charge the Deposit for, and pay and set-off from the Deposit, any and all amounts, if any, then owing to it pursuant to this Escrow Agreement prior to the disbursement of the Deposit in accordance with clauses (a) through (g) (both inclusive) of this Section 4.

                 5. Tax Matters. Each of the Other Parties shall provide Escrow Agent with its taxpayer identification number documented by an appropriate Form W 8 or Form W 9 upon execution of this Escrow Agreement. Failure so to provide such forms may prevent or delay disbursements from the Deposit and may also result in the assessment of a penalty and Escrow Agent's being required to withhold tax on any interest or other income earned on the Deposit. Any payments of income shall be subject to applicable withholding regulations then in force in the United States or any other jurisdiction, as applicable.

                 6. Scope of Undertaking. Escrow Agent's duties and responsibilities in connection with this Escrow Agreement shall be purely ministerial and shall be limited to those expressly set forth in this Escrow Agreement. Escrow Agent is not a principal, participant or beneficiary in any transaction underlying this Escrow Agreement and shall have no duty to inquire beyond the terms and provisions hereof. Escrow Agent shall have no responsibility or obligation of any kind in connection with this Escrow Agreement or the Deposit and shall not be required to deliver the Deposit or any part thereof or take any action with respect to any matters that might arise in connection therewith, other than to receive, hold, invest, reinvest and deliver the Deposit as herein provided. Without limiting the generality of the foregoing, it is hereby expressly agreed and stipulated by the parties hereto that Escrow Agent shall not be required to exercise any discretion hereunder and shall have no investment or management responsibility and, accordingly, shall have no duty to, or liability for its failure to, provide investment recommendations or investment advice to the Other Parties or either of them.

Escrow Agent shall not be liable for any error in judgment, any act or omission, any mistake of law or fact, or for anything it may do or refrain from doing in connection herewith, except for, subject to Section 7 hereinbelow, its own willful misconduct or gross negligence. It is the intention of the parties hereto that Escrow Agent shall never be required to use, advance or risk its own funds or otherwise incur financial liability in the performance of any of its duties or the exercise of any of its rights and powers hereunder.

                 7. Reliance; Liability. Escrow Agent may rely on, and shall not be liable for acting or refraining from acting in accordance with, any written notice, instruction or request or other paper furnished to it hereunder or pursuant hereto and believed by it to have been signed or presented by the proper party or parties. Escrow Agent shall be responsible for holding, investing, reinvesting and disbursing the Deposit pursuant to this Escrow Agreement; provided, however, that in no event shall Escrow Agent be liable for any lost profits, lost savings or other special, exemplary, consequential or incidental damages in excess of Escrow Agent's fee hereunder and provided, further, that Escrow Agent shall have no liability for any loss arising from any cause beyond its control, including, but not limited to, the following: (a) acts of God, force majeure, including, without limitation, war (whether or not declared or existing), revolution, insurrection, riot, civil commotion, accident, fire, explosion, stoppage of labor, strikes and other differences with employees; (b) the act, failure or neglect of any Other Party or any agent or correspondent or any other person selected by Escrow Agent; (c) any delay, error, omission or default of any mail, courier, telegraph, cable or wireless agency or operator; or (d) the acts or edicts of any government or governmental agency or other group or entity exercising governmental powers. Escrow Agent is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of this Escrow Agreement or any part hereof or for the transaction or transactions requiring or underlying the execution of this Escrow Agreement, the form or execution hereof or for the identity or authority of any person executing this Escrow Agreement or any part hereof or depositing the Deposit.

                 8. Right of Interpleader. Should any controversy arise involving the parties hereto or any of them or any other person, firm or entity with respect to this Escrow Agreement or the Deposit, or should a substitute escrow agent fail to be designated as provided in Section 15 hereof, or if Escrow Agent should be in doubt as to what action to take, Escrow Agent shall have the right, but not the obligation, either to (a) withhold delivery of the Deposit until the controversy is resolved, the conflicting demands are withdrawn or its doubt is resolved, or (b) institute a petition for interpleader in any court of competent jurisdiction to determine the rights of the parties hereto. In the event Escrow Agent is a party to any dispute, Escrow Agent shall have the additional right to refer such controversy to binding arbitration. Should a petition for interpleader be instituted, or should Escrow Agent be threatened with litigation or become involved in litigation or binding arbitration in any manner whatsoever in connection with this Escrow Agreement or the Deposit, the Other Parties hereby jointly and severally agree to reimburse Escrow Agent for its attorneys' fees and any and all other expenses, losses, costs and damages incurred by Escrow Agent in connection with or resulting from such threatened or actual litigation or arbitration prior to any disbursement hereunder.

                 9. Indemnification. The Other Parties hereby jointly and severally indemnify Escrow Agent, its officers, directors, partners, employees and agents (each herein called an "Indemnified Party") against, and hold each Indemnified Party harmless from, any and all expenses, including, without limitation, attorneys' fees and court costs, losses, costs, damages and claims, including, but not limited to, costs of investigation, litigation and arbitration, tax liability and loss on investments suffered or incurred by any Indemnified Party in connection with or arising from or out of this Escrow Agreement, except such acts or omissions as may result from the willful misconduct or gross negligence of such Indemnified Party. IT IS THE EXPRESS INTENT OF EACH OF BUYER AND SELLER TO INDEMNIFY EACH OF THE INDEMNIFIED PARTIES FOR, AND HOLD THEM HARMLESS AGAINST, THEIR OWN NEGLIGENT ACTS OR OMISSIONS.

                 10. Compensation and Reimbursement of Expenses. The Other Parties hereby agree to pay Escrow Agent for its services hereunder in accordance with Escrow Agent's fee schedule as in effect from time to time and to pay all expenses incurred by Escrow Agent in connection with the performance of its duties and enforcement of its rights hereunder and otherwise in connection with the preparation, operation, administration and enforcement of this Escrow Agreement, including, without limitation, attorneys' fees, brokerage costs and related expenses incurred by Escrow Agent. The foregoing notwithstanding, the Other Parties shall be jointly and severally liable to Escrow Agent for the payment of all such fees and expenses. In the event the Other Parties for any reason fail to pay any such fees and expenses as and when the same are due, such unpaid fees and expenses shall be charged to and set off and paid from the Deposit by Escrow Agent without any further notice.

                 11. Lien. Each of the Other Parties hereby grants to Escrow Agent a lien upon, and security interest in, all its right, title and interest in and to all of the Deposit as security for the payment and performance of its obligations owing to Escrow Agent hereunder, including, without limitation, its obligations of payment, indemnity and reimbursement provided for hereunder, which lien and security interest may be enforced by Escrow Agent without notice by charging, and setting-off and paying from, the Deposit any and all amounts then owing to it pursuant to this Escrow Agreement or by appropriate foreclosure proceedings.

                 12. Notices. Any notice or other communication required or permitted to be given under this Escrow Agreement by any party hereto to any other party hereto shall be considered as properly given if in writing and (a) delivered against receipt therefor, (b) mailed by registered or certified mail, return receipt requested and postage prepaid or (c) sent by telefax machine, in each case to the address, or telefax number, as the case may be, set forth below:

                 If to Escrow Agent:

                          Texas Commerce Bank National Association
                          600 Travis Street, 10th Floor
                          Houston, Texas  77002
                          Attn:   May Ng
                          Corporate Trust/Escrow Section
                          Telefax No.:  (713)  [216-2495]

                 If to Buyer:

                          Southern Mineral Corporation
                          Attn:  Steven H. Mikel
                          President
                          17001 Northchase #690
                          Houston, Texas  77060
                          Telefax No.:  713/872-5232

                 If to Seller:

                          Stone & Webster, Incorporated
                          Attn:  Jeremiah Cronin
                          Title: Executive Vice President
                          250 West 34th Street
                          New York, New York 10119
                          P.O. Box 1244
                          New York, New York  10116
                          Telefax No.:  212/290-7575


                          Stone & Webster Oil Company, Inc.
                          Attn:  William A. Brslik
                          President
                          500 Dallas, Suite 2800
                          Houston, Texas 77002
                          P.O. Box 4263
                          Houston, Texas  77210
                          Telefax No.:  713/658-9273

Except to the extent otherwise provided in the second paragraph of Section 3 hereinabove, delivery of any communication given in accordance herewith shall be effective only upon actual receipt thereof by the party or parties to whom such communication is directed. Any party to this Escrow Agreement may change the address to which communications hereunder are to be directed by giving written notice to the other party or parties hereto in the manner provided in this section.

                 13. Consultation with Legal Counsel. Escrow Agent may consult with its counsel or other counsel satisfactory to it concerning any question relating to its duties or responsibilities hereunder or otherwise in connection herewith and shall not be liable for any action taken, suffered or omitted by it in good faith upon the advice of such counsel.

                 14. Choice of Laws; Cumulative Rights. This Escrow Agreement shall be construed under, and governed by, the laws of the State of Texas, excluding, however, (a) its choice of law rules and (b) the portions of the Texas Trust Code Sec. 111.001, et seq. of the Texas Property Code concerning fiduciary duties and liabilities of trustees. All of Escrow Agent's rights hereunder are cumulative of any other rights it may have at law, in equity or otherwise. The parties hereto agree that the forum for resolution of any dispute arising under this Escrow Agreement shall be Harris County, Texas, for purposes of their Agreement, and each of the Other Parties hereby consents, and submits itself, to the jurisdiction of any state or federal court sitting in Harris County, Texas, for such purpose.

                 15. Resignation. Escrow Agent may resign hereunder upon ten (10) days' prior notice to the Other Parties. Upon the effective date of such resignation, Escrow Agent shall deliver the Deposit to any substitute escrow agent designated by Other Parties in writing. If the Other Parties fail to designate a substitute escrow agent within ten (10) days after the giving of such notice, Escrow Agent may institute a petition for interpleader. Escrow Agent's sole responsibility after such 10-day notice period expires shall be to hold the Deposit (without any obligation to reinvest the same) and to deliver the same to a designated substitute escrow agent, if any, or in accordance with the directions of a final order or judgment of a court of competent jurisdiction, at which time of delivery Escrow Agent's obligations hereunder shall cease and terminate.

                 16. Assignment. This Escrow Agreement shall not be assigned by either of the Other Parties without the prior written consent of Escrow Agent (such assigns of the Other Parties to which Escrow Agent consents, if any, and Escrow Agent's assigns being hereinafter referred to collectively as "Permitted Assigns").

                 17. Severability. If one or more of the provisions hereof shall for any reason be held to be invalid, illegal or unenforceable in any respect under applicable law, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and this Escrow Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein, and the remaining provisions hereof shall be given full force and effect.

                 18. Termination. This Escrow Agreement shall terminate upon the disbursement, in accordance with Sections 4 or 15 hereof, of the Deposit in full; provided, however, that in the event all fees, expenses, costs and other amounts required to be paid to Escrow Agent hereunder are not fully and finally paid prior to termination, the provisions of Section 10 hereof shall survive the termination hereof and, provided further, that the last two sentences of Section 8 hereof and the provisions of Section 9 hereof shall, in any event, survive the termination hereof.

                 19. General. The section headings contained in this Escrow Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Escrow Agreement. This Escrow Agreement and any affidavit, certificate, instrument, agreement or other document required to be provided hereunder may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute but one and the same instrument. Unless the context shall otherwise require, the singular shall include the plural and vice versa, and each pronoun in any gender shall include all other genders. The terms and provisions of this Escrow Agreement constitute the entire agreement among the parties hereto in respect of the subject matter hereof, and neither the Other Parties nor Escrow Agent has relied on any representations or agreements of the other, except as specifically set forth in this Escrow Agreement. This Escrow Agreement or any provision hereof may be amended, modified, waived or terminated only by written instrument duly signed by the parties hereto. This Escrow Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, devisees, executors, administrators, personal representatives, successors, trustees, receivers and Permitted Assigns. This Escrow Agreement is for the sole and exclusive benefit of the Other Parties and the Escrow Agent, and nothing in this Escrow Agreement, express or implied, is intended to confer or shall be construed as conferring upon any other person any rights, remedies or any other type or types of benefits.

                 20. As between Seller and Buyer, nothing herein shall alter their respective rights and duties under the Purchase and Sale Agreement.

                 IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement to be effective as of the date first above written.


                                        SOUTHERN MINERAL CORPORATION


                                        By:    Steven H. Mikel
                                           ____________________________________
                                        Name:  Steven H. Mikel
                                        Title: President
                                        17001 Northchase #690
                                        Houston, Texas  77060
                                        Telefax No.:  713/872-5232

                                                                         "BUYER"


                                        STONE & WEBSTER, INCORPORATED



                                        By:___________________________________
                                        Name: Jeremiah Cronin
                                        Title: _______________________________
                                        250 West 34th Street
                                        New York, New York 10119
                                        P.O. Box 1244
                                        New York, New York  10116
                                        Telefax No.:___________________________

                                        STONE & WEBSTER OIL COMPANY, INC.



                                        By:   William A. Brslik
                                            ___________________________________
                                        Name: William A. Brslik
                                        Title: President
                                        500 Dallas, Suite 2800
                                        Houston, Texas 77002
                                        P.O. Box 4263
                                        Houston, Texas 77210
                                        Telefax No.: 713/658-0351


                                                                        "SELLER"


                                        TEXAS COMMERCE BANK NATIONAL
                                        ASSOCIATION


                                        ________________________________________
                                        By:  May Ng
                                           _____________________________________
                                        Name:  May Ng
                                             ___________________________________
                                        Title:  Trust Officer
                                              __________________________________

                                                                  "ESCROW AGENT"

                                   EXHIBIT  A



         Purchase and Sale Agreement dated as of October 31, 1995, by and among Stone & Webster, Incorporated and Stone & Webster Oil Company, Inc., as Sellers, and Southern Mineral Corporation, as Buyer.

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION
                                CORPORATE TRUST
                              ESCROW FEE SCHEDULE

Fees for the Bank's standard services shall be as follows:

           New Account Acceptance Fee                               $  500.00
                    Payable Upon Account Opening

           Minimum Administrative Fee                               $3,000.00
                    Payable Upon Account Opening and
                    in Advance for each year in which
                    we act as Escrow Agent

A New Account Acceptance Fee will be charged for the Bank's review of the Escrow Agreement along with any related account documentation. A one (1) year Minimum Administration Fee will be assessed for any account which is funded. The account will be invoiced in the month in which the account is opened and annually thereafter. Payment of the invoice is due 30 days following receipt.

The Administrative Fee will cover a maximum of fifteen (15) annual administrative hours for the Bank's standard Escrow services including account setup, safekeeping of assets, investment of funds, collection of income and other receipts, preparation of statements comprising account activity and asset listing, and distribution of assets in accordance with the specific terms of the Escrow Agreement.

Extraordinary Services:

Any additional services beyond our standard services as specified above, such as annual administrative activities in excess of fifteen (15) hours and all expenses including attorney's fees will be considered extraordinary services for which related costs, transaction charges, and additional fees will be billed at the Bank's standard rate.

Modification of Fees:

Circumstances may arise necessitating a change in the foregoing fee schedule. The Bank will attempt at all times, however, to maintain the fees at a level which is fair and reasonable in relation to the responsibilities assumed and the duties performed.

                   HOLDERS OF TITLE OF EVALUATED ASSETS OF

                    SPRUCE HILLS PRODUCTION COMPANY, INC.


(Note: All references are to prospects situated in the Province of Alberta, Canada)


HELD IN NAME OF SPRUCE HILLS PRODUCTION COMPANY, INC.:

         Brazeau River Gas Unit No. 1
         Ghost Pine Unit
         Gilby Viking Unit No. 1, Segment B
         Halkirk Upper Mannville "R" Pool Unit
         Leahurst Glauconitic "B" Pool Unit
         Mitsue Gilwood Sand Unit No. 1
         Nipisi Gilwood Unit No. 1
         Pembina Cardium Unit No. 31
         Pouce Coupe S. Boundary "B" Unit #2
         Spirit River Triassic Unit No. 1
         The Lindale Cardium Unit
         Wainwright Unit No. 4


HELD IN TRUST BY CODY ENERGY CANADA LIMITED:

         See Declaration of Trust dated as of May 31, 1995 from Cody to SHPC

HELD IN TRUST BY PRL RESOURCES INC.:

         See Trust Agreement dated as of October 15, 1995 from PRL to SHPC

HELD IN TRUST BY EXCEL ENERGY, INC.:

         Cadotte

HELD IN TRUST BY NEW CACHE PETROLEUM LTD.:

         Halkirk West

HELD IN TRUST BY SUMMIT RESOURCES LIMITED:

         Two Creek

                                 EXHIBIT "D"

                         STONE & WEBSTER OIL COMPANY
                              ALLOCATION VALUES



FIELD                        WELL                           RESERVOIR

Word North                   Randow #3                      Edwards                   0
Word North                   Hathaway Edwards Gas Unit #2   Edwards               1,000
Word North                   Randow #1                      Edwards             147,000
Word North                   Kristek Unit #1,2,3,4          Edwards                   0
Word North                   Hathaway #7                    Edwards              30,000
Word North                   Hathaway #6                    Edwards              20,000
Word North                   Hathaway #5                    Edwards              10,000
Word North                   Wynne Unit #1-7                Edwards               1,000
Yoakum                       Alves #3                       Wilcox 8750
Yoakum                       Alves #3                       8400                800,000
Yoakum                       Chandler #2                    Wilcox 8200          85,000
Yoakum                       Chandler #3                    Wilcox 8600       2,800,000
Yoakum                       Freude #1                      8600              3,129,890
Yoakum                       Turner #1                      Wilcox 8300         620,000
Yoakum                       Turner #2                      Wilcox 8750         245,000
Other Non Oil & Gas Assets                                                      270,110
                                                                              8,940,000

                          PURCHASE PRICE ALLOCATIONS

                              VENTURE RESOURCES




Anadarko Gathering System               $    40,000
Judy Area Gathering System              $   200,000
Fulton Area Gathering System            $   300,000
Travis/Roberts Area Gathering System    $    10,000
Harris Gathering System                 $     4,852
Dewitt Gathering System                 $         0
Four League Bay System                  $   150,000
Wharton County Pipeline System          $    15,000
Grady County Gathering System           $         0
Eufaula Gathering System                $    30,000
Other Fixed Assets                      $    10,148
                                        -----------
                                        $   760,000



                                EXHIBIT "E-2"

                [STONE & WEBSTER OIL COMPANY, INC. LETTERHEAD]


                                        November 1, 1995





May Ng
Texas Commerce Bank, N.A.
600 Travis St., 10th Floor
Houston, Texas 77002

            RE:    Escrow Agreement by and among
                   Stone & Webster Oil/Stone & Webster, Inc./Southern Mineral


Dear May:

        In accordance with my conversations with the two other signatory parties to our Escrow Agreement and my several conversations with you this afternoon, please direct the $1,000,000 in our Escrow Account to the "Hanover" U.S. Treasury Money Market Fund. I have inserted "Hanover" at your request.

        To avoid any confusion, I have attached a copy of the page 10 from your fax to Butler & Binion of this afternoon wherein the appropriate fund has been noted.

        Also enclosed please find the three Taxpayer Identification Number Certification forms for Stone & Webster Oil Company, Inc., Stone & Webster, Inc. and Southern Mineral Corporation.

        If there is anything further that you require, please do not hestitate to contact the undersigned.

        We will fax this letter with attachments to expedite the process and likewise courier a hard copy.

                                        Yours very truly,


                                               /s/ JEFF A. DETHROW
                                        ____________________________________
                                                  JEFF A. DETHROW
                                               Vice President - Land


AGREED AND ACCEPTED THIS 1st day of
NOVEMBER, 1995


        /s/ STEVEN H. MIKEL
___________________________________
    STEVEN H. MIKEL, President
   SOUTHERN MINERAL CORPORATION

                               TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

NOTE:  Parts I, II and III must be completed.
___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

PART I:  MUST BE COMPLETED -- TYPE OR PRINT
___________________________________________________________________________________________________________________________________
                                                                               |
ACCOUNT STYLE: Southern Mineral/Stone & Webster Account                        |         TAXPAYER IDENTIFICATION NUMBER
               _____________________________________________________________   |
               A/C #1691500                                                    |   (provide number of first account holder listed)
____________________________________________________________________________   |
                                                                               |
____________________________________________________________________________   |             Social Security Number
                                                                               |
/ /  BASIC    / / CHECKING    / / WITH INT    / / MONEY MKT # ______________   |             _ _ _ - _ _ - _ _ _ _
                                                                               |
/ / INDIVIDUAL SVGS   / / ONEPLUS SUPERSAVINGS   / / CORPORATE SVGS # ______   |
                                                                               |         Employer Identification Number
/ / TDA CUSTOMER #________________                                             |
                                                                               |           /x/    3 6 2 0 6 8 6 7 6
INV. TYPE CERTIFICATE # ($)             ____________________________________   |                  _ _ _ _ _ _ _ _ _
                                                                               |
__________________________________      ____________________________________   |          Southern Mineral Corporation
_______________________________________________________________________________|___________________________________________________

PART II:  MUST BE COMPLETED -- SIGN IN INK      Cross out if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends and such notification is still valid.
___________________________________________________________________________________________________________________________________

    BACKUP WITHHOLDING CERTIFICATION

    Under penalties of perjury, I certify that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal
    Revenue Service has notified me that I am no longer subject to backup withholding.

        /x/ Steven H. Mikel                             President                                  11/1/95
    ______________________________             ______________________________            ______________________________
              Signature                                   Title                                       Date

___________________________________________________________________________________________________________________________________

PART III:  COMPLETE AS APPLICABLE (CHECK ONE ONLY) -- SIGN IN INK IN THE APPROPRIATE SPACE.
___________________________________________________________________________________________________________________________________

     / / INDIVIDUALS              / / PARTNERSHIPS              / / ESTATES/TRUSTS              / / SOLE PROPRIETORSHIP

         Under penalties of perjury, I certify that the number shown on this form is my correct taxpayer identification number.

     ______________________________            ______________________________            ______________________________
              Signature                                   Title                                       Date

___________________________________________________________________________________________________________________________________

     / / NON-RESIDENT ALIENS

    I hereby warrant that the account holder:

    1.  If an indivdiual,

        o  Is not a citizen or resident of the United States; and

        o  Has not been present in the United States for 183 days or more during the calendar year, and doesn't plan to be
           (or his/her country has a tax treaty with the United States that exempts his/her transactions from U.S. taxes);
           and

        o  That the gains from his/her transactions with the broker are not effectively connected (related) to any U.S.
           trade or business he/she is engaged in or plans to engage in during the year, or his/her country has a tax treaty with the United States that exempts his/her transactions from U.S. taxes.

    2.  If a corporation, partnership, estate or trust,

        o  Is not a U.S. corporation, partnership, estate or trust, and

        o  That the gains from its transactions with the broker are not effectively connected (related) to any U.S. trade or business it is engaged in or plans to engage in during the year, or its country has a tax treaty with the United
           States that exempts the transactions from U.S. taxes.

    Under penalties of perjury, I certify that to the best of my knowledge and belief, the above statements and warranties are correct and the account holder qualifies as a foreign person.


     ______________________________            ______________________________            ______________________________
              Signature                                   Title                                       Date

___________________________________________________________________________________________________________________________________

    /X/ COMMERCIAL

        I hereby warrant that the account holder qualifies as one or more of the following (as defined in the Internal
        Revenue Code);

        o Corporation                            o Foreign government or agency        o Entity registered under Investment
        o Tax-exempt organization under            thereof                               Company Act of 1940
          Section 501(a)                         o International organization or       o Common trust fund operated by a
        o U.S. government or agency thereof        agency thereof                        bank under Section 584(a)
        o State or political subdivision of      o Foreign central bank of issue       o Middleman (including nominee or custodian)
          United States                          o Individual retirement plan          o Financial institution
        o Securities or commodities dealer       o Real estate investment trust        o Futures commission merchant

    Under penalties of perjury, I certify that the above statements and warranties are true and that the number shown on this form is my correct taxpayer identification number.


        /x/ Steven H. Mikel                           President                                11/1/95
    ______________________________          ______________________________          ______________________________
              Signature                                 Title                                   Date

___________________________________________________________________________________________________________________________________

                               TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

NOTE:  Parts I, II and III must be completed.
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________

PART I:  MUST BE COMPLETED -- TYPE OR PRINT
___________________________________________________________________________________________________________________________________
                                                                               |
ACCOUNT STYLE: Southern Mineral/Stone & Webster Account                        |         TAXPAYER IDENTIFICATION NUMBER
               _____________________________________________________________   |
               A/C #1691500                                                    |   (provide number of first account holder listed)
____________________________________________________________________________   |
                                                                               |
____________________________________________________________________________   |             Social Security Number
                                                                               |
/ /  BASIC    / / CHECKING    / / WITH INT    / / MONEY MKT # ______________   |             _ _ _ - _ _ - _ _ _ _
                                                                               |
/ / INDIVIDUAL SVGS   / / ONEPLUS SUPERSAVINGS   / / CORPORATE SVGS # ______   |
                                                                               |         Employer Identification Number
/ / TDA CUSTOMER # _______________                                             |
                                                                               |           /s/    1 3-5 4 1 6 9 1 0
INV TYPE CERTIFICATE # ($)              ____________________________________   |                  _ _ _ _ _ _ _ _ _
                                                                               |
__________________________________      ____________________________________   |          Stone & Webster Incorporated
_______________________________________________________________________________|___________________________________________________

PART II:  MUST BE COMPLETED -- SIGN IN INK      Cross out if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends and such notification is still valid.
___________________________________________________________________________________________________________________________________

    BACKUP WITHHOLDING CERTIFICATION

    Under penalties of perjury, I certify that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal
    Revenue Service has notified me that I am no longer subject to backup withholding.

        /x/ William A. Brslik                             Agent                                   Nov. 1, 1995
    ______________________________             ______________________________            ______________________________
              Signature                                   Title                                       Date

___________________________________________________________________________________________________________________________________

PART III:  COMPLETE AS APPLICABLE (CHECK ONE ONLY) -- SIGN IN INK IN THE APPROPRIATE SPACE.
___________________________________________________________________________________________________________________________________

     / / INDIVIDUALS              / / PARTNERSHIPS              / / ESTATES/TRUSTS              / / SOLE PROPRIETORSHIP

         Under penalties of perjury, I certify that the number shown on this form is my correct taxpayer identification number.

     ______________________________            ______________________________            ______________________________
              Signature                                   Title                                       Date

___________________________________________________________________________________________________________________________________

     / / NON-RESIDENT ALIENS

    I hereby warrant that the account holder:

    1.  If an indivdiual,

        o  Is not a citizen or resident of the United States; and

        o  Has not been present in the United States for 183 days or more during the calendar year, and doesn't plan to be
           (or his/her country has a tax treaty with the United States that exempts his/her transactions from U.S. taxes);
           and

        o  That the gains from his/her transactions with the broker are not effectively connected (related) to any U.S.
           trade or business he/she is engaged in or plans to engage in during the year, or his/her country has a tax treaty with the United States that exempts his/her transactions from U.S. taxes.

    2.  If a corporation, partnership, estate or trust,

        o  Is not a U.S. corporation, partnership, estate or trust, and

        o  That the gains from its transactions with the broker are not effectively connected (related) to any U.S. trade or business it is engaged in or plans to engage in during the year, or its country has a tax treaty with the United
           States that exempts the transactions from U.S. taxes.

    Under penalties of perjury, I certify that to the best of my knowledge and belief, the above statements and warranties are correct and the account holder qualifies as a foreign person.


     ______________________________            ______________________________            ______________________________
              Signature                                   Title                                       Date

___________________________________________________________________________________________________________________________________

    /X/ COMMERCIAL

        I hereby warrant that the account holder qualifies as one or more of the following (as defined in the Internal
        Revenue Code);

        o Corporation                            o Foreign government or agency        o Entity registered under Investment
        o Tax-exempt organization under            thereof                               Company Act of 1940
          Section 501(a)                         o International organization or       o Common trust fund operated by a
        o U.S. government or agency thereof        agency thereof                        bank under Section 584(a)
        o State or political subdivision of      o Foreign central bank of issue       o Middleman (including nominee or custodian)
          United States                          o Individual retirement plan          o Financial institution
        o Securities or commodities dealer       o Real estate investment trust        o Futures commission merchant

    Under penalties of perjury, I certify that the above statements and warranties are true and that the number shown on this form is my correct taxpayer identification number.


        /x/ William A. Brslik                           Agent                                Nov. 1, 1995
    ______________________________          ______________________________          ______________________________
              Signature                                 Title                                    Date

___________________________________________________________________________________________________________________________________

                               TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

NOTE:  Parts I, II and III must be completed.
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________

PART I:  MUST BE COMPLETED -- TYPE OR PRINT
___________________________________________________________________________________________________________________________________
                                                                               |
ACCOUNT STYLE: Southern Mineral/Stone & Webster Account                        |         TAXPAYER IDENTIFICATION NUMBER
               _____________________________________________________________   |
               A/C #1691500                                                    |   (provide number of first account holder listed)
____________________________________________________________________________   |
                                                                               |
____________________________________________________________________________   |             Social Security Number
                                                                               |
/ /  BASIC    / / CHECKING    / / WITH INT    / / MONEY MKT # ______________   |             _ _ _ - _ _ - _ _ _ _
                                                                               |
/ / INDIVIDUAL SVGS   / / ONEPLUS SUPERSAVINGS   / / CORPORATE SVGS # ______   |
                                                                               |         Employer Identification Number
/ / TDA CUSTOMER # _______________                                             |
                                                                               |           /s/    7 4-1 7 1 6 3 2 5
INV TYPE CERTIFICATE ($)                ____________________________________   |                  _ _ _ _ _ _ _ _ _
                                                                               |
__________________________________      ____________________________________   |        Stone & Webster Oil Company, Inc.
_______________________________________________________________________________|___________________________________________________

PART II:  MUST BE COMPLETED -- SIGN IN INK      Cross out if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends and such notification is still valid.
___________________________________________________________________________________________________________________________________

    BACKUP WITHHOLDING CERTIFICATION

    Under penalties of perjury, I certify that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal
    Revenue Service has notified me that I am no longer subject to backup withholding.

        /x/ William A. Brslik                           President                               Nov. 1, 1995
    ______________________________            ______________________________            ______________________________
              Signature                                   Title                                       Date

___________________________________________________________________________________________________________________________________

PART III:  COMPLETE AS APPLICABLE (CHECK ONE ONLY) -- SIGN IN INK IN THE APPROPRIATE SPACE.
___________________________________________________________________________________________________________________________________

     / / INDIVIDUALS              / / PARTNERSHIPS              / / ESTATES/TRUSTS              / / SOLE PROPRIETORSHIP

         Under penalties of perjury, I certify that the number shown on this form is my correct taxpayer identification number.

     ______________________________            ______________________________            ______________________________
              Signature                                   Title                                       Date

___________________________________________________________________________________________________________________________________

     / / NON-RESIDENT ALIENS

    I hereby warrant that the account holder:
    1.  If an indivdiual,

        o  Is not a citizen or resident of the United States; and

        o  Has not been present in the United States for 183 days or more during the calendar year, and doesn't plan to be
           (or his/her country has a tax treaty with the United States that exempts his/her transactions from U.S. taxes);
           and

        o  That the gains from his/her transactions with the broker are not effectively connected (related) to any U.S.
           trade or business he/she is engaged in or plans to engage in during the year, or his/her country has a tax treaty with the United States that exempts his/her transactions from U.S. taxes.

    2.  If a corporation, partnership, estate or trust,

        o  Is not a U.S. corporation, partnership, estate or trust, and

        o  That the gains from its transactions with the broker are not effectively connected (related) to any U.S. trade or business it is engaged in or plans to engage in during the year, or its country has a tax treaty with the United
           States that exempts the transactions from U.S. taxes.

    Under penalties of perjury, I certify that to the best of my knowledge and belief, the above statements and warranties are correct and the account holder qualifies as a foreign person.


     ______________________________            ______________________________            ______________________________
              Signature                                   Title                                       Date

___________________________________________________________________________________________________________________________________

    /X/ COMMERCIAL

        I hereby warrant that the account holder qualifies as one or more of the following (as defined in the Internal
        Revenue Code);

        o Corporation                            o Foreign government or agency        o Entity registered under Investment
        o Tax-exempt organization under            thereof                               Company Act of 1940
          Section 501(a)                         o International organization or       o Common trust fund operated by a
        o U.S. government or agency thereof        agency thereof                        bank under Section 584(a)
        o State or political subdivision of      o Foreign central bank of issue       o Middleman (including nominee or custodian
          United States                          o Individual retirement plan          o Financial institution
        o Securities or commodities dealer       o Real estate investment trust        o Futures commission merchant

    Under penalties of perjury, I certify that the above statements and warranties are true and that the number shown on this form is my correct taxpayer identification number.


        /x/ William A. Brslik                         President                             Nov. 1, 1995
    ______________________________          ______________________________          ______________________________


___________________________________________________________________________________________________________________________________